UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):  May 11, 2009

PepsiCo, Inc.
(Exact name of registrant as specified in charter)

North Carolina	1-1183	13-1584302
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Anderson Hill Road Purchase, New York 10577
(Address of principal executive offices)
Registrant’s telephone number, including area code: (914) 253-2000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

(a)  Filing of Verified Complaint for Declaratory and Injunctive Relief by PepsiCo, Inc.

On May 11, 2009, PepsiCo, Inc. (“PepsiCo”), along with John C. Compton and Cynthia M. Trudell, PepsiCo employees who are directors of The Pepsi Bottling Group, Inc. (“PBG”), filed a Verified Complaint for Declaratory and Injunctive Relief in the Court of Chancery of the State of Delaware against PBG and the members of the board of directors of PBG (other than John C. Compton and Cynthia M. Trudell) (the “Complaint”).  The Complaint alleges that the defendants breached their fiduciary duties to the shareholders of PBG by purporting to hold a meeting of the board of directors without providing notice to John C. Compton and Cynthia M. Trudell.  The Complaint further alleges that the director defendants breached their fiduciary duties to the shareholders of PBG by adopting a shareholder rights plan that restricts PepsiCo's ability to solicit consents and revocable proxies from fewer than ten shareholders, as permitted by the federal securities laws.  The Complaint further alleges that the shareholder rights plan purportedly adopted by the PBG board is an unreasonable and disproportionate response to PepsiCo’s non-coercive offer to acquire PBG.  The Complaint seeks declaratory relief that all actions taken at the purported meeting of the PBG board of directors are null and void, that the provisions of the shareholder rights plan that infringe PepsiCo's voting rights are invalid, and that the defendants breached their fiduciary duties to PBG shareholders by adopting the shareholder rights plan.  In addition, the Complaint seeks injunctive relief enjoining PBG from convening any other meetings of its board of directors without providing notice to all directors, and from enforcing or invoking the provisions of the shareholder rights plan that prevent PepsiCo from soliciting private consents or proxies, as well as compelling defendants to cancel the shareholder rights plan.  A copy of the Complaint is filed herewith as Exhibit 99.1.

(b)  Issuance of Press Release by PepsiCo, Inc.

On May 11, 2009, PepsiCo issued a press release announcing its filing of the Complaint.  A copy of the press release is filed herewith as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1  Complaint filed by PepsiCo, Inc., dated May 11, 2009.
99.2  Press Release issued by PepsiCo, Inc., dated May 11, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPSICO, INC.

Date:	May 11, 2009	By:	/s/ Thomas H. Tamoney, Jr.
			Name:	Thomas H. Tamoney, Jr.
			Title:	Senior Vice President, Deputy General Counsel and Assistant Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Complaint filed by PepsiCo, Inc., dated May 11, 2009.
99.2	PepsiCo, Inc. press release, dated May 11, 2009.